Acquisition of Liberty Dialysis Holdings - Pro Forma (Tables)	6 Months Ended
Jun. 30, 2013
Pro Forma (Tables) [Abstract]
Pro Forma Tabular Disclosures [Table Text Block]
	For the three months ended June 30,	For the six months ended June 30,
	2012	2012

Net revenue	$3,420,560	$6,782,198
Net income attributable to shareholders of FMC-AG & Co. KGaA	266,093	529,400
Income per ordinary share
Basic	$0.87	$1.74
Fully diluted	$0.87	$1.73